Exhibit 10.1

Execution Version

WAIVER, CONSENT AND SIXTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS WAIVER, CONSENT AND SIXTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Sixth Amendment”), dated as of May 19, 2021 (the “Effective Date”), is entered into by and among W&T OFFSHORE, INC., a Texas corporation, as the borrower (the “Borrower”), the Guarantor Subsidiaries party hereto, the various financial institutions parties hereto, as Lenders, TORONTO DOMINION (TEXAS) LLC, individually and as agent (in such capacity together with any successors thereto, the “Administrative Agent”) for the Lenders, and the issuers of letters of credit parties hereto, as issuers (collectively, the “Issuers”).

WITNESSETH

WHEREAS, the Borrower, the lenders party thereto (collectively, the “Lenders”), the Administrative Agent, the Issuers and the other parties thereto have heretofore executed the Sixth Amended and Restated Credit Agreement, dated as of October 18, 2018 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the parties hereto hereby intend to amend certain provisions of the Existing Credit Agreement, in each case on the terms and conditions set forth herein; and

WHEREAS, the Borrower has requested that the Lenders waive compliance by the Borrower with certain provisions of the Existing Credit Agreement and any attendant Defaults or Events of Default and the Lenders agree to so waive those provisions and such attendant Defaults or Events of Default on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the undersigned hereby agree as follows:

1.

Definitions. Capitalized terms used herein (including in the Recitals hereto) but not defined herein, shall have the meanings as given them in the Existing Credit Agreement as amended by this Sixth Amendment (as so amended, the “Credit Agreement”), unless the context otherwise requires.

2.	Amendments to Existing Credit Agreement. Effective as of the Sixth Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a)

The Table of Contents is hereby amended to reflect the appropriate page number references and section titles as may be necessary to reflect the changes to the Credit Agreement made by this Sixth Amendment.

(b)	Section 1.1 is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Aquasition” means Aquasition LLC, a Delaware limited liability company.

“Aquasition Drop Down Documents” means, collectively, (i) that certain Assignment of Membership Interests by and between Borrower and Aquasition Parent, (ii) that certain Assignment and Bill of Sale (Oil and Gas Leases) by and between Borrower, Energy VI and Aquasition, (iii) that certain Assignment and Bill of Sale (Gathering and Processing Assets) by and between Borrower and Aquasition Processing, (iv) that certain Assignment and Bill of Sale (Marketing Agreements) by and between Borrower and Aquasition, (v) that certain Assignment and Bill of Sale by and between Borrower and Aquasition Processing and (vi) that certain Assignment and Bill of Sale (Retained Operating Rights) by and between Aquasition and Borrower, in each case, in substantially final form as provided to the Administrative Agent prior to the Sixth Amendment Effective Date (with such amendments, modifications and supplements, which are not taken as a whole, materially adverse to the interests of the Lenders).

“Aquasition Parent” means Aquasition Energy LLC, a Delaware limited liability company.

“Aquasition Processing” means Aquasition II LLC, a Delaware limited liability company.

“Aquasition Transaction Documents” means, collectively, (i) that certain Management Services Agreement between Borrower, Aquasition and Aquasition Processing, (ii) that certain Production Handling Agreement between Borrower, Aquasition and Aquasition Processing and (iii) that certain Transition Services Agreement between Borrower and Aquasition, in each case, in substantially final form as provided to the Administrative Agent prior to the Sixth Amendment Effective Date (with such amendments, modifications and supplements, which are not taken as a whole, materially adverse to the interests of the Lenders).

“Sixth Amendment” means the Waiver, Consent and Sixth Amendment to Sixth Amended and Restated Credit Agreement dated as of the Sixth Amendment Effective Date among the Borrower, the Administrative Agent and the Lenders.

“Sixth Amendment Effective Date” means May 19, 2021.

(c)	The definition of “Unrestricted Subsidiary” in Section 1.1 is hereby amended by deleting the word “and” before Clause (c) and adding a new Clause (d) as follows:

“and (d) Aquasition, Aquasition Parent and Aquasition Processing.”

(d)	Section 2.1(d)(ii) is hereby amended and restated in its entirety as follows:

“(ii) from and after the Sixth Amendment Effective Date until the first time thereafter that the Borrowing Base is modified, adjusted or reaffirmed in accordance with the provisions of the Credit Agreement, make any new Revolving Loan (other than pursuant to Section 2.11 as a result of participations in Letters of Credit) or issue (in the case of an Issuer) any new Letter of Credit; provided that it is understood and agreed by the Borrower that the Borrowing Base as so modified, adjusted or reaffirmed for such first time shall not include any Oil and Gas Properties acquired by the Borrower or any of its Subsidiaries after May 7, 2021.

(e)	Section 7.1 is hereby amended by adding the following at the end of such Section:

“Notwithstanding anything in this Agreement or any of the other Loan Documents, in no event shall there be any direct or indirect recourse to the Borrower or any of its Restricted Subsidiaries or any of the Borrower’s or any Restricted Subsidiaries’ properties or assets for any Indebtedness of Aquasition Parent or any of its Subsidiaries.”

(f)

Section 7.3 is hereby amended by (i) deleting the word “and” at the end of clause (a) of such Section, (ii) changing the period at the end of such Section to “; and” and (iii) adding the following to the end of such Section:

“(c) Notwithstanding the foregoing, to the extent that as a result of the consummation of the transactions contemplated by the Aquasition Drop Down Documents or the Aquasition Transaction Documents, the Borrower and its Restricted Subsidiaries are not in compliance with the foregoing limitations, the Borrower shall have 30 days to unwind or terminate hedge transactions to come in to compliance with the foregoing limitations before failure to comply with such limitations is an Event of Default under section 8.1(d) of this Agreement.”

(g)

Section 7.5 is hereby amended by (i) adding the phrase “unless permitted pursuant to clause (h) below” to the beginning of clause (d) thereof, (ii) deleting “and” at the end of clause (f) of such Section and (iii) adding the following clause (h) following clause (g) of such Section:

“; and (h) the transactions contemplated by the Aquasition Transaction Documents,”

(h)

Section 7.7(c) is hereby amended by deleting the word “and” immediately preceding Clause (iv), replacing the semi-colon immediately following Clause (iv) with a comma, and adding a new Clause (v) as follows:

“and (v) Investments made pursuant to the Aquasition Drop Down Documents;”

(i)	Section 7.8 is hereby amended by adding the following after “Except for Investments permitted by Section 7.7”:

“and transactions contemplated by or entered into in connection with the Aquasition Transaction Documents”

(j)

Section 7.9 is hereby amended by replacing the word “Neither” at the beginning of such Section with “Other than transactions contemplated by or entered into in connection with the Aquasition Drop Down Documents or the Aquasition Transaction Documents, neither”

3.

Consent and Waiver. Prior to the Sixth Amendment Effective Date, the Borrower formed each of Aquasition LLC, a Delaware limited liability company, Aquasition Energy LLC, a Delaware limited liability company and Aquasition II LLC, a Delaware limited liability company (collectively, the “New Subsidiaries”). Notwithstanding anything in the Existing Credit Agreement to the contrary, the Lenders hereby (a) consent (i) to the formation of the New Subsidiaries, and (ii) the characterization of the New Subsidiaries as Unrestricted Subsidiaries pursuant to this Sixth Amendment, and (b) waive any restriction or other requirement of the Existing Credit Agreement, in connection with such formation and characterization (including, without limitation, Sections 5.14, 6.2(b), 6.2(j), 6.4, 6.11, 6.19, 7.7 and 7.9 of the Existing Credit Agreement and the definition of “Unrestricted Subsidiary” as defined in the Existing Credit Agreement) and any potential or actual Defaults or Events of Default that has resulted or would otherwise result in connection with (or attendant to (including, without limitation, any notice of the occurrence thereof)) such formation and characterization, in each case, with retroactive effect to the earliest applicable date of occurrence.

4.	Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a)

the representations and warranties of the Borrower and its Restricted Subsidiaries contained in the Loan Documents (as amended hereby) are true and correct in all material respects (unless such representation or warranty is qualified by materiality, in which event such representation or warranty shall be true and correct in all respects) on and as of the Sixth Amendment Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date (unless such representation or warranty is qualified by materiality, in which event such representation or warranty is true and correct in all respects as of such earlier date);

(b)

the execution, delivery and performance by the Borrower and the Guarantor Subsidiaries of this Sixth Amendment are within their corporate or limited liability company powers, have been duly authorized by all necessary action, require, in respect of any of them, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation or the articles of incorporation or the bylaws of any of them or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or the Guarantor Subsidiaries or result in the creation or imposition of any Lien on any asset of any of them except as contemplated by the Loan Documents other than, in each case, as would not reasonably be expected to cause or result in a Material Adverse Change;

(c)

the execution, delivery and performance by the Borrower and the Guarantor Subsidiaries of this Sixth Amendment constitutes the legal, valid and binding obligation of each of them enforceable against them in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to enforcement of creditors’ rights; and

(d)	no Default or Event of Default has occurred and is continuing.

5.

Conditions to Effectiveness of Amendments. This Sixth Amendment shall be effective on the date on which all of the following conditions in this Section 5 of this Sixth Amendment are satisfied (such date, the “Sixth Amendment Effective Date”).

(a)	The Administrative Agent shall have received counterparts of this Sixth Amendment duly executed by the Borrower, the Guarantor Subsidiaries and the requisite Lenders.

(b)	The Administrative Agent shall have received all fees and expenses to the extent invoiced at least one (1) Business Day prior to the Sixth Amendment Effective Date.

(c)

At the sole cost and expense of the Borrower and without representation or warranty, the Administrative Agent shall have executed and delivered such releases, terminations, discharges, notices of termination or release or further agreements, instruments and documents, in each case, that are reasonably requested by the Borrower (or its designees) to release (or evidence the release of) the liens granted under the Security Documents in respect of the assets transferred pursuant to the Aquasition Drop Down Documents (as defined above).

(d)

The Borrower shall have prepaid (or caused to be prepaid) all of the Revolving Loans and other Obligations with the Net Cash Proceeds received from the transactions contemplated by the Aquasition Drop Down Documents.

(e)

The Borrower and the other parties thereto have entered into the Acquisition Transaction Documents substantially in the form of such documents delivered to the Administrative Agent and the Lenders on May 19, 2021 and such Acquisition Transaction Documents are in full force and effect.

(f)

The Administrative Agent shall have received by May 12, 2021 all technical, engineering and reserve data, together with all supporting files and information that the Administrative Agent shall have requested before May 9, 2021 in connection with the Spring 2021 evaluation of the Borrowing Base.

6.

Ratification: Loan Document. This Sixth Amendment shall be deemed to be an amendment to the Credit Agreement effective as of the Sixth Amendment Effective Date, and the Credit Agreement, as hereby amended, is hereby ratified, approved and confirmed in each and every respect. The Borrower and each Guarantor Subsidiary hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Loan Documents (including, without limitation, all Security Documents) to which it is a party. All references to the Credit Agreement in any Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as hereby amended. This Sixth Amendment is a Loan Document.

7.

Costs And Expenses. As provided in Section 10.4 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable costs and expenses incurred by or on behalf of the Administrative Agent (including attorneys’ fees, consultants’ fees and engineering fees, travel costs and miscellaneous expenses) in connection with this Sixth Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Sixth Amendment.

8.

GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

9.

Severability. If any term or provision of this Sixth Amendment shall be determined to be illegal or unenforceable all other terms and provisions of this Sixth Amendment shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

10.

Counterparts. This Sixth Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

11.

Successors and Assigns. This Sixth Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and its successors, transferees and assigns.

12.

No Waiver. Except as expressly provided herein, the execution, delivery and effectiveness of this Sixth Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Sixth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents.

(Signatures appear on following pages)

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

W&T OFFSHORE, INC.

By:	/s/ Janet Yang
Name:	Janet Yang
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Sixth Amendment to Sixth A&R Credit Agreement]

TORONTO DOMINION (TEXAS) LLC,
as Administrative Agent

By:	/s/ Hughroy Enniss
Name:	Hughroy Enniss
Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Sixth A&R Credit Agreement]

THE TORONTO-DOMINION BANK, NEW
YORK BRANCH, as Lender

By:	/s/ Hughroy Enniss
Name:	Hughroy Enniss
Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Sixth A&R Credit Agreement]

THE TORONTO-DOMINION BANK, NEW
YORK BRANCH, as Issuer

By:	/s/ Hughroy Enniss
Name:	Hughroy Enniss
Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Sixth A&R Credit Agreement]

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Marisa B. Moss
Name:	Marisa B. Moss
Title:	Authorized Signatore

[Signature Page to Sixth Amendment to Sixth A&R Credit Agreement]

SOCIÉTÉ GENERALE,
as Lender

By:	/s/ Roberto Simon
Name:	Roberto Simon
Title:	Managing Director

[Signature Page to Sixth Amendment to Sixth A&R Credit Agreement]

ZIONS BANCORPORATION, N.A. DBA
AMEGY BANK,
as a Lender

By:	/s/ Patty Smolik
Name:	Patty Smolik
Title:	Vice President

[Signature Page to Sixth Amendment to Sixth A&R Credit Agreement]

ACKNOWLEDGED AND ACCEPTED BY:

W & T ENERGY VI, LLC

By:	/s/ Janet Yang
Name:	Janet Yang
Title:	Executive Vice President and Chief Financial Officer

W & T ENERGY VII, LLC

By:	/s/ Janet Yang
Name:	Janet Yang
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Sixth Amendment to Sixth A&R Credit Agreement]